                                                                   EXHIBIT 10.37

01-07-00
                                                          Letter Agreement No. 8
                                                                     DAC 96-29-M

Federal Express Corporation
2005 Corporate Avenue
Memphis, Tennessee  38132

Federal Express Corporation (Federal Express) and McDonnell Douglas Corporation, a wholly-owned subsidiary of The Boeing Company (MDC), have entered into Modification Services Agreement Document No. DAC 96-29-M (the "Agreement") dated September 16, 1996, which Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the "Aircraft", as defined in the Agreement) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 8 shall constitute a part of said Agreement.

In anticipation of potential FAA future requirements, MDC agrees to install certified smoke detection systems in the Aircraft subject to the following terms and conditions:

1.     UPPER CARGO COMPARTMENT

      a) MDC shall install a certified one-minute smoke detection system in the upper main cargo compartment of MD-10 (ACF configured) Aircraft. The certification basis and detailed design shall include use of the Whittaker model 602 one-minute smoke detector (the "One-Minute Detectors").

      b) For all Aircraft that are to receive the ACF Modification and that are Delivered in a passenger configuration, the One-Minute Detectors for the upper cargo compartment shall be provided by MDC as Seller Furnished Equipment (SFE)

      c) For all Aircraft that are to receive the ACF Modification and that are Delivered in a freighter configuration, the One-Minute Detectors for the upper cargo compartment shall be provided by FedEx as Buyer Furnished Equipment (BFE)


2.    LOWER CARGO COMPARTMENTS


      a) MDC shall continue to install a certified five-minute smoke detection system in the lower forward cargo compartment in accordance with Exhibit B. - Passenger to Freighter Modification (ER 95-051).


      b) For all Aircraft that are to receive the ACF Modification and the Passenger to Freighter Modification as noted in Exhibit O - Schedule, MDC shall install a certified five-minute smoke detection and fire suppression system in the lower center and aft cargo compartments concurrently with the accomplishment of the P to F and ACF Modifications at an additional charge to FedEx of [ * ].


      c) For all Aircraft that are to receive the ACF Modification only as noted in Exhibit O - Schedule, FedEx shall be responsible for installing the smoke detection and fire suppression systems in the center and aft cargo compartments either by contracting directly with a FedEx subcontractor prior to Delivery or directly with MDC, or its subcontractor, via the ASR process during the Aircraft Visit.

      d) MDC shall be responsible to provide the One-Minute Detectors for the lower forward cargo compartment for those Aircraft in which the lower galley is removed during the Passenger to Freighter modification. FedEx shall be responsible to provide the One-Minute Detectors for the lower forward, center and aft cargo compartments as BFE for all other Aircraft.


3. Aircraft that are configured for CRAF and/or animal charter operation ("Charter Aircraft") shall be certified with a five-minute smoke detection system for the upper and lower cargo compartments.


4. In all cases where the five-minute smoke detector system is installed, MDC shall (i) obtain FAA approval for the One-Minute Detector to be an equivalent part to the existing five minute detectors without change to the five-minute system certification, which approval will preclude the intermix of one-minute and five-minute detectors, and (ii) install the BFE or SFE, as applicable, One Minute Detectors in the lower forward, center and aft cargo compartments during the ACF Modification at no additional charge to FedEx.


5. MDC shall install the one-minute smoke detection system on all flight test Aircraft prior to Redelivery to Federal Express. Federal Express shall be responsible for providing a complete shipset (all upper and lower compartments) of One-Minute Detectors as BFE for fuselage 444.


6. All of the terms of the Agreement shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms thereof have been completed, performed or complied with prior to the date hereof.


If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.


FEDERAL EXPRESS CORPORATION                        MCDONNELL DOUGLAS CORPORATION


/s/ JAMES R. PARKER                                /s/ CHARLES STREITZ
---------------------------                        -----------------------------
      Signature                                              Signature

JAMES R. PARKER                                    CHARLES STREITZ
---------------------------                        -----------------------------
      Printed Name                                           Printed Name

VICE PRESIDENT                                     CONTRACTS MANAGER
---------------------------                        -----------------------------
      Title                                                  Title


                                                   1-14-00
                                                   -----------------------------
                                                             Date

* Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

01-07-00
                                                        Letter Agreement No. 11
                                                                    DAC 96-29-M

Federal Express Corporation
2005 Corporate Avenue
Memphis, Tennessee  38132


Federal Express Corporation (FedEx) and McDonnell Douglas Corporation, a wholly-owned subsidiary of The Boeing Company (MDC), have entered into Modification Services Agreement Document No. DAC 96-29-M (the "Agreement") dated September 16, 1996, which Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the "Aircraft", as defined in the Agreement) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 11 shall constitute a part of said Agreement.

FedEx and MDC have previously come to an agreement on certain wiring changes which are to be accomplished on all Aircraft during completion of the Services. These wiring changes consist of the Sundstrand enhanced electrical system (the "EPC Wiring") and replacement of a substantial portion of the wiring in the non-pressurized sections of the airframe (the "External Wiring), and have been documented in Amendment No. 1 to the Agreement dated January 27, 1999.

In addition to the EPC Wiring and External Wiring changes noted above, FedEx and MDC agree to substantially replace the wiring in the pressurized sections of the airframe as defined by the list included herein as Attachment A (the "Internal Wiring"). As a result of accomplishing the replacement of the Internal Wiring, effectively the only wiring remaining on the Aircraft that will not have been replaced, by virtue of one or all of the EPC Wiring, External Wiring or Internal Wiring changes, will be the power feeder cables connecting from the Electrical Power Center (EPC) to the engines, Auxiliary Power Unit (APU) and Air Driven Generator (ADG). Any wiring not listed in Attachment A which is part and parcel to Line Replaceable Units (LRUs) will also remain unchanged.

MDC hereby agrees to replace the Internal Wiring on the Aircraft during the accomplishment of the Services on each Aircraft, excluding Flight Test Aircraft fuselages 138 and 444, subject to the following terms and conditions:


1. In consideration of MDC accomplishing the replacement of the Internal Wiring on the Aircraft, the Price to be paid to MDC by FedEx upon Redelivery of the Aircraft shall be increased by an amount equal to [ * ], subject to escalation in accordance with Exhibit N to the Agreement.


2. MDC shall develop a standardized wire harness by incorporating the changes associated with the replacement of the EPC Wiring, External Wiring and Internal Wiring such that substantially the same wire harness assemblies are installed on each Aircraft (the "Standard Wire Harness"). FedEx and MDC have jointly developed a mutually agreed to list of FedEx EOs, included herein as Attachment B, that are to be included for potential interface on any given Aircraft as part of the Standard Wire Harness design configuration (the "Standard ACF Configuration"). [ * ] FedEx shall be responsible for the adaptive engineering to revise the FedEx EOs in Attachment B to coincide with the MDC design at a mutually agreed interface point. If an Aircraft is Delivered with a given EO in Attachment B incorporated, then MDC shall retain and re-connect such installations at no additional charge to FedEx. If an Aircraft is Delivered without a given EO in Attachment B incorporated, and FedEx elects to install such EO on that Aircraft, then MDC shall accomplish such EO and charge FedEx via the ASR process.


3. FedEx acknowledges that as a result of the changes associated the EPC Wiring, External Wiring, Internal Wiring, Standard ACF Configuration and the Standard Wire Harness, MDC will essentially remove indiscriminately all wiring from the Aircraft, except for the wiring noted above, prior to installing new wiring in the Aircraft during the accomplishment of the Services. As a result, it is possible for wiring to be removed from any given Aircraft that is associated with installations that were installed by MDC, FedEx or the prior owner(s) of the Aircraft after such Aircraft was delivered by MDC to the original owner and that are not part of the Standard ACF Configuration or the Standard Wire Harness ("Unique Installation"). If a Unique Installation is encountered in the process of accomplishing the Services, FedEx can request for MDC to include such Unique Installation into that Aircraft's configuration at additional charge to FedEx via the ASR process. Notwithstanding the terms of this Paragraph, at no additional charge to FedEx MDC shall install all wiring that is in excess of that listed in Attachment A which is otherwise required for MDC's accomplishment of the Services in accordance with the Agreement.


4. All of the terms of the Agreement shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms thereof have been completed, performed or complied with prior to the date hereof.



If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.


FEDERAL EXPRESS CORPORATION                        MCDONNELL DOUGLAS CORPORATION


/s/ JAMES R. PARKER                                /s/ CHARLES STREITZ
----------------------------                       -----------------------------
        Signature                                              Signature

JAMES R. PARKER                                    CHARLES STREITZ
----------------------------                       -----------------------------
        Printed Name                                           Printed Name

VICE PRESIDENT                                     CONTRACTS MANAGER
----------------------------                       -----------------------------
        Title                                                  Title


                                                   1-14-00
                                                   -----------------------------
                                                               Date

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

11-18-99
                                                         Letter Agreement No. 13
                                                                     DAC 96-29-M

Federal Express Corporation
2005 Corporate Avenue
Memphis, Tennessee 38132


Federal Express Corporation (FedEx) and McDonnell Douglas Corporation, a wholly-owned subsidiary of The Boeing Company (MDC), have entered into Modification Services Agreement Document No. DAC 96-29-M (the "Agreement") dated September 16, 1996, which Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the "Aircraft", as defined in the Agreement) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 13 shall constitute a part of said Agreement.

This Letter Agreement No. 13 provides notice to FedEx that fuselage 4, Factory Serial Number 46600 (the "MAE Aircraft"), shall receive the ACF Modification at ST Mobile Aerospace, Inc. (MAE) located in Mobile, AL. MDC acknowledges that FedEx desires to contract directly with MAE to accomplish any non-routines that arise during the accomplishment of the ACF Modification, or for maintenance actions that were deferred during the accomplishment of the P to F modification while the Aircraft was at Aeronavali in Venice, Italy (collectively the "Specified Services"). MDC also acknowledges that FedEx intends to contract directly with MAE to accomplish the Specified Services concurrently with the accomplishment of the ACF Modification by MAE under separate contract with MDC.

MDC hereby agrees to the reduction in work scope resulting from FedEx or its subcontractor accomplishing the Specified Services subject to the following terms and conditions:


1. MDC agrees to waive the requirement that FedEx contract through MDC for the accomplishment of the Specified Services [ * ].


2. The induction of the MAE Aircraft into Mobile, AL at the MAE facility for commencement of the ACF Modification shall be August 25, 1999. The Redelivery Date of the MAE Aircraft shall be May 21, 2000. FedEx shall be responsible for ensuring that the Federal Express Supplied Parts required to support the accomplishment of the Specified Services are delivered to MAE in accordance with the requirements stipulated in the Agreement.


3. FedEx hereby irrevocably and unconditionally waives any of MDC's warranties which are exclusively related to workmanship and only for the portion of the Specified Services on the MAE Aircraft exclusively performed by FedEx or its subcontractor, provided, however, nothing in this Section 3. shall extend to or otherwise affect warranties which may be applicable to Parts.


4. The performance of the Specified Services by FedEx or its subcontractor shall in no manner change, modify, terminate or otherwise affect MDC's warranties regarding the MAE Aircraft or in any manner whatsoever modify the terms and conditions of the Agreement except as expressly set forth herein.

5. FedEx and MDC mutually acknowledge that a potential resource conflict exists as a result of MAE entering into two separate contracts to accomplish work concurrently on one aircraft. FedEx and MDC agree to mutually develop a priority of tasks, and mutually resolve any resource conflicts that arise to prevent any materially adverse impact to the MAE Aircraft Redelivery Date. If a resource conflict arises, then the party identifying the conflict shall immediately notify the other party. If the resource conflict cannot be resolved within two days of notification of the conflict by MDC or FedEx, and such conflict results in a delay of MDC's or FedEx's ability to accomplish the services in accordance with the scheduled planning in MDC's or FedEx's respective contract with MAE, then any resultant delay in the Redelivery Date will constitute an Excusable Delay as defined in the Agreement.


6. Should there be a delay to the flight test activity on the MAE Aircraft that is directly attributable to a delay caused by the accomplishment of the Specified Services by FedEx or its subcontractor, and (i) FedEx has not initiated appropriate action, and (ii) the parties agree that such delay can be cured more expeditiously by MDC providing resources or parts on behalf of FedEx or its subcontractor; then MDC shall have the right to provide such resources or parts provided that the costs associated therewith are mutually agreed upon by the parties via the ASR process prior to such services being performed by MDC. MDC shall provide FedEx with timely notice of such potential delay in order for FedEx or its subcontractor to initiate any appropriate action.


7. All of the terms of the Agreement shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms thereof have been completed, performed or complied with prior to the date hereof.


If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.





FEDERAL EXPRESS CORPORATION                        MCDONNELL DOUGLAS CORPORATION


/s/ JAMES R. PARKER                                /s/ CHARLES STREITZ
----------------------------                       -----------------------------
         Signature                                              Signature

JAMES R. PARKER                                    CHARLES STREITZ
----------------------------                       -----------------------------
         Printed Name                                           Printed Name

VICE PRESIDENT                                     CONTRACTS MANAGER
----------------------------                       -----------------------------
         Title                                                  Title


                                                   12-1-99
                                                   -----------------------------
                                                                Date

11-03-99
                                                         Letter Agreement No. 14
                                                                     DAC 96-29-M

Federal Express Corporation
2005 Corporate Avenue
Memphis, Tennessee 38132


Federal Express Corporation (FedEx) and McDonnell Douglas Corporation, a wholly-owned subsidiary of The Boeing Company (MDC), have entered into Modification Services Agreement Document No. DAC 96-29-M (the "Agreement") dated September 16, 1996, which Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the "Aircraft", as defined in the Agreement) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 14 shall constitute a part of said Agreement.

This Letter Agreement No. 14 incorporates a revised Exhibit O - Schedule dated 11-08-99 to the Agreement, enclosed herein as Attachment A, which reflects mutually agreed revisions to the Delivery and Redelivery Dates, fuselage number sequencing and modification site allocations.

MDC and FedEx agree to the accomplishment of the Services in accordance with the above noted revised Exhibit O subject to the following terms and conditions:


1. MDC assumes that one Module 5 and one Module 1 kit will both be utilized on an Aircraft of Option Block 3 which is to be Delivered to Mobile Aerospace in Mobile, AL (MAE) by no later than May 2003 for commencement of the Services. [ * ]


2. If FedEx elects not to exercise another block of Option Aircraft, or does not include an Aircraft that needs the above noted parts in their next option block [ * ].


3. The price to FedEx for the Passenger to Freighter Modification for each of fuselage numbers 207, 271, 353 and 321 (the "Advanced Aircraft") shall be [ * ]. When FedEx exercises the block of Option Aircraft that includes Aircraft fuselage numbers 3, 5, 12 and 13 (the "Required Option Block"), then [ * ] of the Premium Amount per Aircraft shall be refundable (the "Refundable Amount"). Within 30 days of FedEx's exercise of the Required Option Block, MDC shall issue a refund check to FedEx for the Refundable Amount for each of the four Advanced Aircraft. If FedEx does not exercise the Required Option Block prior to the termination of the Agreement, the entire Premium Amount shall be non-refundable.


4. The Delivery Dates and corresponding Redelivery Dates for Aircraft fuselage number 298 and fuselage number 351 have been extended to the new dates shown in Attachment A. FedEx shall be charged the price for the Passenger to

      Freighter and ACF Modifications for the two noted Aircraft in accordance with Exhibit K to the Agreement, subject to escalation in accordance with Exhibit N of the Agreement.


5. For Aircraft Delivered to OAN subsequent to the two Aircraft noted in Paragraph 4 above, which are specified by Exhibit O to receive the P to F as well as the ACF Modifications (the "Subsequent Aircraft"), FedEx shall provide [ * ] written notice to MDC prior to the Delivery of any given Subsequent Aircraft that (i) FedEx intends to accept Redelivery of the Aircraft, ferry that Aircraft to a FedEx designated location, have the ACF line replaceable units itemized in the list included herein as Attachment B ( the "ACF LRUs") removed by MDC, and place that Aircraft into storage (the "Storage Aircraft"), or (ii) FedEx intends to accept Redelivery of the Aircraft with a new shipset of ACF LRUs for entry of that Aircraft into the FedEx revenue fleet (the "Revenue Aircraft").


6. The first Subsequent Aircraft designated by FedEx as a Storage Aircraft shall be the First Rotable Aircraft, and the next Aircraft after the First Rotable Aircraft Delivered to OAN shall be automatically designated the Second Rotable Aircraft. These two noted Aircraft shall be Redelivered to FedEx with the full shipset of ACF LRUs installed. After FedEx ferry of each of these noted Aircraft to a FedEx designated storage location, MDC shall remove, inventory, and ship the ACF LRUs to OAN for use as a rotable Redelivery shipset (the "Rotable ACF LRU Set") for use on subsequent Storage Aircraft. FedEx shall be charged [ * ] associated with the return of the ACF LRUs to Aeronavali in Venice, Italy (OAN) via the ASR process. [ * ]. The price for the First Rotable Aircraft and Second Rotable Aircraft shall be as noted in Exhibit K, [ * ] (the "ACF LRU Price") for the price of the ACF LRUs, with the remaining balance subject to escalation in accordance with Exhibit N of the Agreement. With respect to the two Rotable ACF LRU Sets referred to herein, at the Redelivery of a Storage Aircraft, the applicable Rotable ACF LRU Set shall be considered not Redelivered until it is Redelivered to FedEx installed in either the Next-to-Last Subsequent Aircraft or the Last Subsequent Aircraft in accordance with Paragraph 9. of this Letter Agreement. As such, issues regarding risk of loss, risk of damage or warranty associated with component(s) of the Rotable ACF LRU Sets:


      a)   Prior to Redelivery to FedEx, shall be resolved in accordance with
           Article 8 - Warranty and Article 22-Insurance as if the component(s) in question from the applicable Rotable ACF LRU Set was not yet Redelivered to FedEx.


      b) After Redelivery to FedEx installed in either the Next-to-Last Subsequent Aircraft or the Last Subsequent Aircraft, shall be resolved in accordance with Article 8 - Warranty and Article 22 - Insurance as if the component(s) in question from the applicable Rotable ACF LRU Set was Redelivered to FedEx.

7. Subsequent Aircraft to the First Rotable Aircraft and Second Rotable Aircraft, which have been designated by FedEx as Storage Aircraft in accordance with Paragraph 5. above, shall be Redelivered to FedEx utilizing one of the two Rotable ACF LRU Sets noted above, subject to the following:


      a) The price for Storage Aircraft shall be as noted in Exhibit K, less the amount of the ACF LRU Price, with the remaining balance subject to escalation in accordance with Exhibit N of the Agreement.


      b) If MDC can successfully defer, [ * ]. FedEx agrees to purchase the ACF LRUs for each applicable Storage Aircraft from MDC at the ACF LRU Price by no later than [ * ] after Redelivery of each such Storage Aircraft to FedEx. The ACF LRU Price shall be subject to escalation in accordance with Exhibit N of the Agreement.


           i) FedEx shall provide MDC written notice by [ * ] of its intent to designate the first or more Subsequent Aircraft as Storage Aircraft. MDC shall negotiate in good faith with its ACF LRU suppliers to defer the ACF LRUs for those designated Storage Aircraft in such a manner to mitigate FedEx's liability as noted in Paragraph 7.c) below.


      c) If MDC is unable to defer shipment of a given set of ACF LRUs for any Subsequent Aircraft, then MDC shall retain in storage each such set of ACF LRUs, and FedEx shall be charged MDC's inventory holding costs at a rate not to exceed [ * ] per month (which shall be verified by MDC outside auditors upon request) for the storage of each such set of ACF LRUs, which amount shall not be subject to escalation. If requested by FedEx, MDC shall provide documentation to the satisfaction of FedEx to verify MDC's receipt of each set of ACF LRUs for which FedEx is being charged. The noted charges shall accrue from the time the applicable Storage Aircraft is Redelivered to FedEx until FedEx purchases the applicable ACF LRUs from MDC. [ * ]


      d) After ferry of the Aircraft by FedEx to a FedEx designated storage location, MDC shall remove, inventory, and ship the Rotable ACF LRU Set to OAN for use on a subsequent Storage Aircraft. FedEx shall be charged the direct pass through removal labor hours, packaging and freight costs associated with the return of the Rotable ACF LRU Set to OAN via the ASR process. [ * ]


      e) FedEx shall provide to MDC either (i) [ * ] written notice if MDC has no ACF LRUs sets in storage, or (ii) [ * ] written notice if MDC has ACF LRUs sets in storage, of its intent to purchase a set of ACF

           LRUs for use on a Storage Aircraft, including the First Rotable Aircraft and the Second Rotable Aircraft, for FedEx's return of the Storage Aircraft to revenue service.


8. Subsequent Aircraft which have been designated as Revenue Aircraft by FedEx in accordance with Paragraph 5. above shall be Redelivered to FedEx with a new set of ACF LRUs installed. [ * ]


9. The Next-to-last Subsequent Aircraft , as designated by FedEx at the Delivery of any given Subsequent Aircraft, shall be Redelivered to FedEx utilizing one of the two Rotable ACF LRU Sets, which shall remain installed on the Aircraft and be retained by FedEx. Once the Next-to-last Subsequent Aircraft has been designated, the following Subsequent Aircraft shall be the Last Subsequent Aircraft, and shall be Redelivered to FedEx utilizing the remaining Rotable ACF LRU Set, which shall remain installed on the Aircraft and be retained by FedEx. FedEx shall be charged the price for the Passenger to Freighter and ACF Modifications for these two noted Aircraft in accordance with Exhibit K to the Agreement, subject to escalation in accordance with Exhibit N to the Agreement.


10. Notwithstanding the terms of Letter Agreement No. 9, for all Subsequent Aircraft designated by FedEx as Storage Aircraft, including the First Rotable Aircraft and the Second Rotable Aircraft:


      a) The Services specified on the initial issue of the MJCS for each applicable Aircraft are to be performed concurrently with the P to F and ACF Modifications and, except as may be mutually agreed to as noted in Paragraph b) below, shall be limited to those items specified in the MJCS Standard Tasks List, included herein as Attachment C. FedEx may elect to contract the MJCS work tasks either directly with MDC or directly with OAN. If FedEx elects to contract the noted MJCS items directly with MDC, then the prices noted in Attachments A and C to Exhibit K of the Agreement, or the ASR process as applicable, shall be used to determine the pricing for each such MJCS item.


      b) Any MJCS Addendums issued after the initial issue of the MJCS for each applicable Aircraft shall be subject to mutual agreement between FedEx and MDC and MDC shall not unreasonably withhold concurrence of such additional work items. FedEx shall limit such MJCS Addendums to AD/FAR driven tasks which cannot be deferred or other tasks in which deferral would add significantly to FedEx's total Aircraft costs to return the Aircraft to revenue service.


      c) It is acknowledged by MDC and FedEx that any ASRs requested by FedEx, or any non-routines written by OAN in the course of accomplishing the Services on the Aircraft, shall be deferred if possible to future maintenance action, unless such ASR or non-routine is (i) considered by FedEx to be a safety of flight item, (ii) is the result of an AD/FAR action or other such mandatory item, (iii) or such non-routine interferes with the accomplishment of the Services by MDC or its subcontractor, or (iv) FedEx and MDC mutually determine that it is economically more efficient to accomplish the item during the Services rather than during maintenance action at a future date.


11. It is the intent of this Letter Agreement that only Aircraft that are to receive the P to F and ACF Modifications at OAN are affected by the terms described in Paragraphs 4 through 10 above inclusively. None of the Aircraft that are to be modified at other facilities or are to receive only the ACF Modification during their respective Aircraft Visit are affected by the terms described in Paragraphs 4 through 10 above inclusively, other than their respective Aircraft Positions and Aircraft Visit time periods as noted in Attachment A herein.


12. [ * ]. Written notice to MDC for an Aircraft substitution as noted in this Paragraph, executed by an officer of FedEx and submitted to MDC in accordance with Article 11 - Notice of the Agreement, shall be deemed to amend the Agreement accordingly with regard to the substitution of such Aircraft.


      a) Where specific fuselage numbers are cited in this Letter Agreement, except Paragraph 3, it is the intent of this Letter Agreement that the cited fuselage numbers are for reference to that Aircraft Position's Aircraft Visit time period at OAN. If FedEx substitutes one of the cited Aircraft by exercising its rights under the terms of the Agreement, it is understood that the new Aircraft fuselage number shall replace the old fuselage number in all instances as cited in this Letter Agreement.


13. Notwithstanding the terms of Paragraph 12 above, FedEx acknowledges that for fuselage numbers 298 and 351, FedEx has exercised its right to modify the schedule as noted in Paragraph 2.C. of the Agreement. Any further modifications to the schedule with respect to these two noted Aircraft shall require approval from MDC.


14. If MDC or its subcontractors are able to demonstrate improvement to the Aircraft Visit time period and Redelivery Dates for various Aircraft, such that a given conversion facility could accept Delivery of an Aircraft on an earlier date than the scheduled Delivery Date, then FedEx agrees to Deliver the affected Aircraft at the earlier date.


      a) Notwithstanding the foregoing, FedEx shall not be obligated to accept early Redelivery of an Aircraft in cases where such early Redelivery would cause the Redelivery Date to occur in an earlier FedEx fiscal year (fiscal year ends May 31) than was budgeted by FedEx. FedEx shall remain obligated to accept Redelivery of the Aircraft on the scheduled Redelivery Date in accordance with Exhibit "O". attached hereto.

      b) Notwithstanding any other provision, any payments required for early Delivery and/or Redelivery which occur in a FedEx fiscal year in which it was not originally scheduled per Exhibit "O" shall be made in accordance with Exhibit "O" attached hereto.


15. MDC agrees to pay to FedEx a lump sum payment of [ * ] within five days of execution of this Letter Agreement, which amount FedEx agrees shall be payment in full for all FedEx's incremental costs at additional facilities through December 31, 1999 and satisfies all of MDC's responsibilities in accordance with item (ii) of the first sentence of Paragraph 5.A.3. and Paragraph 5.A.3)b) of the Agreement, excluding MDC's responsibilities as stipulated in Letter Agreement No. 9. Without affecting the terms and conditions of Letter Agreement No. 9, which shall remain in full force and effect, item (ii) of the first sentence of Paragraph 5.A.3. and Paragraph 5.A.3)b) shall no longer be applicable effective January 1, 2000 for the conversion facilities located in Venice, Italy; Mobile, Alabama; Zurich, Switzerland and Goodyear, Arizona. If MDC is contemplating the use of a new facility other than those noted herein for accomplishment of the Services, MDC shall coordinate such intent in a timely manner with FedEx and FedEx shall identify and submit to MDC in a timely manner FedEx's incremental costs (or cost basis) for support of such a new facility. MDC shall not enter into an agreement for the accomplishment of the Services with the operators of a new facility without the prior consent of FedEx as stipulated in Paragraph 5.A.3) of the Agreement. Subject to FedEx's consent as stipulated herein, MDC shall be obligated to provide to FedEx the reimbursement of FedEx's incremental costs associated with the new facility in accordance with Paragraph 5.A.3) of the Agreement, however such reimbursement shall be limited to only those costs (or cost basis) identified and submitted by FedEx to MDC prior to FedEx issuing such consent as described herein.


16. This Letter Agreement is subject to MDC and OAN coming to an agreement with respect to extending the Delivery Dates for fuselage numbers 298 and 351 as contemplated in Paragraph 4. above.


17. FedEx agrees to pay in full by wire transfer of funds the balance due amounts noted in invoice numbers 506427-00 and 506428-00 within five days of execution of this Letter Agreement.


18. MDC shall provide invoices for all charges for each Redelivered Aircraft by no later than thirty (30) business days after the Redelivery of an Aircraft commencing with all Aircraft Redelivered after the execution of this Letter Agreement. FedEx shall not be responsible for charges against the above noted Redelivered Aircraft discovered by MDC after the thirty day deadline, except at FedEx's sole discretion.


19. MDC agrees that if FedEx needs to store an Aircraft prior to Delivery at the applicable modification site noted in Exhibit O - Schedule, and the applicable modification site cannot accommodate the storage of such Aircraft, then FedEx shall store such Aircraft at the AMS, Inc. facility located in Goodyear, AZ. MDC's and FedEx's responsibilities associated with the subsequent ferry of such a stored Aircraft from Goodyear, AZ to the specified modification site shall be in accordance with Letter Agreement No. 9 as then currently stored Aircraft. The terms in this Paragraph 19. assumes that storage of an incremental Aircraft at Goodyear, AZ by FedEx does not exceed the maximum allowed number of stored Aircraft as stipulated in the Agreement.


20. All of the terms of the Agreement, including any prior Letter Agreements entered into by and between the parties, shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms thereof have been completed, performed or complied with prior to the date hereof.





If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.








FEDERAL EXPRESS CORPORATION                        MCDONNELL DOUGLAS CORPORATION


/s/ JAMES R. PARKER                                /s/ CHARLES STREITZ
---------------------------                        -----------------------------
         Signature                                              Signature

JAMES R. PARKER                                    CHARLES STREITZ
---------------------------                        -----------------------------
         Printed Name                                           Printed Name

VICE PRESIDENT                                     CONTRACTS MANAGER
---------------------------                        -----------------------------
         Title                                                  Title


                                                   11-8-99
                                                   -----------------------------
                                                                Date





* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

10-29-99

                                                         Letter Agreement No. 15
                                                                     DAC 96-29-M


Federal Express Corporation
2005 Corporate Avenue
Memphis, Tennessee 38132


Federal Express Corporation (FedEx) and McDonnell Douglas Corporation, a wholly-owned subsidiary of The Boeing Company (MDC), have entered into Modification Services Agreement Document No. DAC 96-29-M (the "Agreement") dated September 16, 1996, which Agreement covers Federal Express' desire to incorporate certain modifications in its DC-10 aircraft (the "Aircraft", as defined in the Agreement) and MDC desires to perform such modifications. As a further consideration of the parties hereto, this Letter Agreement No. 15 shall constitute a part of said Agreement.

FedEx desires to utilize Flight Test Aircraft Fuselage 138 ("T1") for flight testing of the Local Area Augmentation System (LAAS) as developed by the Federal Aviation Administration (FAA). The flight tests for the LAAS shall be accomplished on a non-interference basis concurrently with the flight test program accomplished by MDC in support of the certification of the ACF Modification.

MDC hereby agrees to allow the use of T1 for the noted FAA/FedEx flight test of the LAAS subject to the following terms and conditions:


1. MDC acknowledges that the LAAS flight test procedure "Wide-Band Airport Pseudolite (APL) Test Plan" dated October 1999, included herein for reference only as Attachment A (the "LAAS Procedure"), shall be accomplished by FedEx in conjunction with the FAA.


2. The LAAS Procedure shall be accomplished at Memphis International Airport and shall consist of static tests as well as in-flight tests as noted in the LAAS Procedure.


3. This Letter Agreement shall remain in effect until the completion of the LAAS Procedure. The LAAS Procedure shall commence on 10-29-99 and proceed in accordance with the LAAS Procedure, for approximately seven consecutive days.


4.    FedEx shall be responsible for the following:


      a) Providing the LAAS Test Prototype (LTP) in the form of an FAA owned LAAS testbed (the "LAAS Testbed"), as well as any other equipment or instrumentation required for accomplishment of the LAAS Procedure.

      b) Installation of the LAAS Testbed and other required equipment noted in Paragraph 4.a) above shall utilize FedEx provided technical personnel.

      c) Providing the ground maintenance crew for all required servicing and routine maintenance of T1 during the LAAS Procedure.

      d) Providing the necessary flight crew, other than pilot-in-command, for the accomplishment of the LAAS Procedure, including the required technical personnel for the operation of the LAAS Testbed equipment.

      e)   Providing all required aircraft fuel in support of the LAAS
           Procedure.

      f) All landing and parking fees incurred during the accomplishment of the LAAS Procedure.

      g) At the conclusion of the LAAS Procedure, removal of the LAAS Testbed and all associated equipment from T1 utilizing FedEx provided personnel.


5.    MDC shall be responsible for the following:


      a)   Providing the pilot in command during the LAAS Procedure.

      b) Providing flight test technical personnel for on board data management during the LAAS Procedure.

      c) Installation of necessary wiring and other accommodations as required for the installation of the LAAS Testbed. (i.e. wiring for power source and source for general aircraft data needed for the LAAS Testbed and LAAS Procedure)

      d)   Providing project safety oversight for the LAAS Procedure.

      e) All costs associated with the ferry of T1 in its flight from Mesa, AZ to Memphis, TN for the LAAS Procedure, and the ferry of T1 in its return flight from Memphis, TN to Mesa, AZ.


6. FedEx shall pay to MDC the amount of [ * ] in the aggregate for the total per diem cost of MDC's personnel in Memphis in support of the LAAS Procedure for a seven day period, which amount shall not be subject to escalation. If the LAAS Procedure requires more than seven days, then FedEx agrees to pay an additional [ * ] per day in per diem charges for each day beyond the seventh day. In addition to the per diem charges noted, FedEx shall be charged the actual touch labor hours required for MDC to accomplish its responsibilities as outlined in Paragraph 5 above, not to exceed [ * ]. The indicated amounts shall represent payment in full for MDC's efforts in support of the LAAS Procedure. MDC shall submit an invoice to FedEx itemizing the final charges, based on the calculations stated in this Paragraph, after the conclusion of the LAAS Procedure.


7. All of the terms of the Agreement shall remain in full force and effect, except as herein expressly changed, modified or supplemented, or except insofar as the terms thereof have been completed, performed or complied with prior to the date hereof.

If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below.








FEDERAL EXPRESS CORPORATION                        MCDONNELL DOUGLAS CORPORATION


/s/ RONALD D. WICKENS                              /s/ CHARLES STREITZ
---------------------------                        -----------------------------
           Signature                                              Signature

RONALD D. WICKENS                                  CHARLES STREITZ
---------------------------                        -----------------------------
           Printed Name                                           Printed Name

VP, ADD STRATEGIC PROJECTS                         CONTRACTS MANAGER
---------------------------                        -----------------------------
           Title                                                  Title


                                                   10-30-99
                                                   -----------------------------
                                                                  Date





* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.